UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Mattel, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MATTEL, INC. 333 CONTINENTAL BLVD. EL SEGUNDO, CA 90245-5012	Your Vote Counts! MATTEL, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET. For PIP Shares, vote by May 19, 2021 11:59 PM ET.

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You invested in MATTEL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2021.

Get informed before you vote
View the 2021 Proxy Statement and Notice of Annual Meeting of Stockholders and 2020 Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 12, 2021. If you would like to request a paper or email copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 26, 2021 9:00 a.m. Los Angeles Time
Virtually at: www.virtualshareholdermeeting.com/MAT2021

*	The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	R. Todd Bradley	For
1b.	Adriana Cisneros	For
1c.	Michael Dolan	For
1d.	Diana Ferguson	For
1e.	Ynon Kreiz	For
1f.	Soren Laursen	For
1g.	Ann Lewnes	For
1h.	Roger Lynch	For
1i.	Dominic Ng	For
1j.	Dr. Judy Olian	For
2.	Ratification of the selection of PricewaterhouseCoopers LLP as Mattel, Inc.’s independent registered public accounting firm for the year ending December 31, 2021.	For
3.	Advisory vote to approve named executive officer compensation, as described in the Mattel, Inc. Proxy Statement.	For
4.	Approval of the Fifth Amendment to Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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